Contingent liabilities	12 Months Ended
Jun. 30, 2023
Contingent liabilities
Contingent liabilities

Other disclosures

34	Contingent liabilities
34.1	Litigation

Construction disputes — Fischer Tropsch Wax Expansion Project in Sasolburg (FTWEP)

After the conclusion of construction of FTWEP at the Sasol One site in Sasolburg, a number of contractual claims were instituted by some contractors who were involved in the construction and project management relating to this project. Certain of these claims have already been resolved, either through settlement between the parties or through the contractual dispute resolution process. The Fluor SA (Pty) Ltd arbitration was the final disputed matter to be resolved. The matter served before the Arbitrator and in June 2023 the Arbitrator ruled in favour of Sasol dismissing the entirety of Fluor’s claim.

Dispute by Solidarity Trade Union relating to Sasol Khanyisa share scheme

Solidarity referred a dispute relating to the Sasol Khanyisa share scheme to the Commission for Conciliation, Mediation and Arbitration (CCMA) on 17 December 2017, whereafter conciliation proceedings commenced on 11 January 2018. On 5 February 2018, Sasol received a letter from Solidarity demanding a payment to their members (non-qualifying employees for Phase 2 of Khanyisa) equal to “the market value of the Sasol Khanyisa shares which qualifying employees will be entitled to within seven days after such entitlement (2028) or payment to each member of R500 000 by the end of December 2018.” A second referral to the CCMA was received on 8 March 2018, conciliation was attempted on two occasions, on 9 and 25 May 2018, but was unsuccessful and a certificate to this effect was issued on 14 June 2018. This would entitle Solidarity to conduct a lawful strike provided picketing rules are in place.

On 25 October 2018, Solidarity served Sasol with its referral of the dispute to the CCMA in terms which Solidarity seeks the dispute be conciliated as an unfair discrimination matter. If unsuccessfully conciliated by the CCMA, it will be referred to the Labour Court for adjudication. This process was originally proposed by Sasol, but unheeded by Solidarity. The matter was referred to the CCMA and was subsequently certified as unresolved in February 2019. On 6 May 2019, Sasol received Solidarity’s statement of claim filed with the Labour Court in Johannesburg. Sasol filed its replying documentation to Solidarity’s statement of claim on the last day of July 2019.

Subsequently the Judge President of the Labour Court invited Sasol and three other respondents (PPC, ArcelorMittal and Minopex) in three other cases where Solidarity is the Applicant on similar grounds, to meet. The purpose of the meeting was to make attempts to consolidate the disputes and set a stated case (combined version setting out the dispute) to afford the court to save time by hearing similar matters simultaneously. The various legal teams gathered at a meeting during the first week of October 2019 and a draft Statement of Case was prepared. The Labour Court was scheduled to hear the matter on 17 September 2020 in Johannesburg.

A few weeks prior to this hearing, the prepared Statement of Case formulation was amended by Solidarity and the other parties unsuccessfully objected to the amended wording. Sasol and the parties, save for PPC who had the date of 17 September 2020 allocated to them originally, decided to withdraw and apply for separate dates to foster their cases individually. No new date has been received yet, and since Solidarity is the applicant in this matter, it will be responsible for the application of dates. The Labour Court issued a directive to prepare a pre-trial minute to be filed with the registrar alternatively to appear before a judge of the Labour Court. The parties filed the pre-trial minute and are awaiting the allocation of the trial date.

34	Contingent liabilities continued
34.1	Litigation continued

Due to the current status of the matter no provision was recognised at 30 June 2023.

Legal review of Sasol Gas National Energy Regulator of South Africa (NERSA) maximum price decision and NERSA gas transmission tariff application (March 2013)

Following the legal review applications in terms of which the 2013 and 2017 NERSA Maximum Gas Price decisions were overturned, NERSA in 2020 adopted a Maximum Gas Price Methodology in terms of which Maximum Gas Prices for Sasol Gas is determined with reference to international benchmark prices. Pursuant to the Sasol Gas price application submitted to NERSA in December 2020, NERSA, on 6 July 2021 published its maximum gas price decision in which it approved maximum gas prices for Sasol Gas for the period from 2014 up to 2021 and determined how the maximum prices are to be determined for 2022 and 2023. With effect from 1 September 2021 Sasol Gas adopted a revised actual gas price methodology in terms of its supply agreements with customers in order to comply with the new NERSA maximum gas price decision.

Because the new maximum gas prices approved by NERSA for the period of the overturned decision is lower than the actual price charged to a large number of Sasol Gas’ customers, the risk of a retrospective liability for Sasol Gas was identified in the event that customers institute claims for compensation based on the differences between the new approved maximum gas prices and actual gas prices historically charged by Sasol Gas. In May 2022 Sasol Gas pro-actively approached its customers with a bespoke settlement offer for each affected customer to resolve this retrospective liability. By 30 June 2023 final and provisional settlements with an aggregate value of R1,5 billion have been reached with customers, which refunds were credited to the customer accounts. The remaining R93 million of the anticipated liability was reflected as an accrued expense as at 30 June 2023.

In December 2021 the Industrial Gas Users Association of Southern Africa (IGUA-SA) launched a legal review application in which it seeks to overturn the 2021 NERSA maximum gas price decision that approved Maximum Gas Prices for Sasol Gas for the period from 2014 – 2023. Both NERSA and Sasol Gas opposed this further litigation. The applicant alleged that the NERSA decision is unreasonable and irrational as the decision does not mimic a competitive market and fails to comply with the directives contained in the abovementioned Constitutional Court decision. The matter was heard by the High Court on 30 and 31 May 2023 and the court decision is pending. If the 2021 NERSA decision is overturned entirely or in part and NERSA determines lower Maximum Gas Prices a potential further retrospective liability may arise for Sasol Gas. Pending the court decision and the NERSA decisions that may follow thereafter, the probability and extent of such further liability (if any) is indeterminable.

During 2022, Sasol Gas was informed of certain complaints by customers to the Competition Commission relating to alleged anticompetitive practices in the market for piped gas supply in South Africa. As part of the proceedings in relation to these investigations, the Competition Commission issued a summons against Sasol Gas for the submission of information to the Commission. Sasol Gas launched a review application in the Competition Appeal Court to overturn the decisions by the Competition Commission relating to its investigation of the complaints as it relates to the gas prices because in terms of the Gas Act, NERSA is the industry regulator with the applicable jurisdiction for the regulation of gas prices in the South African piped gas market as long as there is inadequate competition in the market. This review application is ongoing. On 10 July 2023 the Competition Commission referred the complaint of excessive pricing by Sasol Gas for piped gas to the Competition Tribunal. The outcome of the ongoing review application before the Competition Appeal Court will determine the ability of the Commission to investigate the gas pricing complaints that are the subject of the complaint referral that it made on 10 July 2023.

IGUA-SA during August 2022 filed an application with the Competition Tribunal to interdict and restrain Sasol from increasing its gas prices above the current NERSA approved maximum price applicable to 2022. Sasol Gas opposed this application on the basis that it should not be prevented from charging gas prices that are compliant with valid price decisions by NERSA. On 12 May 2023 the Competition Tribunal issued an order in terms of which Sasol Gas may not increase its gas prices unless it provides IGUA-SA with two months’ written notice of the intended gas price and whether the gas price was approved by NERSA.

34	Contingent liabilities continued
34.1	Litigation continued

On 18 July 2023 NERSA published Sasol Gas’s Amendment Maximum Gas Price (MGP) Application for the period 1 July 2022 up to 30 June 2023 and published its Consultation Document. It has also published Sasol Gas’s MGP application for the period 1 July 2023 to 30 June 2024 together with its Consultation Document. This pricing application has followed the cost plus 2023 MGP methodology, which NERSA published in February 2023. Gas price regulation in terms of the Gas Act is aimed at determining a competitive price for gas and should strike a balance between the interests of gas suppliers and consumers, while fostering the viability of the supply in South Africa and investment in new sources of supply.

Sasol Gas has continued to charge customers at R68.39/GJ from 2022, notwithstanding the additional expenditure and cost increases exceeding 40% that Sasol has faced during this period. To date, Sasol has invested over $300 million in capital expenditure since 2021 to maintain gas supply from Mozambique to 2026. Therefore, Sasol does not agree with the preliminary conclusion by NERSA that the maximum price of R120/GJ for 2023 applied for by Sasol is excessive. Sasol maintains that apart from operational cost increases, NERSA also has to take into account the risk associated with extensive investments which Sasol is currently making to extend supply and the incentives to develop new resources.

Sasol will continue its engagement in the commentary phase of the 2023 price application and trusts that NERSA will duly fulfil its mandate to determine an appropriate, reasonable and competitive gas price for 2023 in the interests of consumers and gas supply in South Africa.

Sasol Oil (Pty) Ltd & Total South Africa (Pty) Ltd v Transnet SOC Ltd – Crude Oil Transportation Tariff dispute

Sasol Oil uses Transnet Pipelines to transport crude oil to NATREF for processing and is charged for this service at a specific crude oil tariff per liter. This tariff was historically determined through a commercial agreement between the Parties, which agreement also included the so-called Variation Agreement relating to the inland nature of the NATREF refinery. After the tariffs started to be determined by NERSA in terms of the Petroleum Pipelines Act, 2003 (Act 60 of 2003) a dispute arose between the parties regarding the tariff applicable to the conveyance of crude oil.

On 18 September 2017, Sasol Oil issued summons against Transnet SOC Limited (“Transnet”) for payment in the amount of R1 billion this being the difference between the transportation costs that should have been charged by Transnet in terms of the Variation Agreement compared to the tariffs that were actually charged by Transnet in terms of the NERSA approved tariffs. The NERSA approved tariffs do not distinguish between the tariff for crude oil and the tariff for refined products. Total South Africa (Pty) Ltd (Total) instituted legal proceedings of a similar nature against Transnet in 2013.

Transnet defended the matter. Sasol Oil and Total’s actions have been consolidated. Certain issues in the consolidated matter have already been decided by the High Court in 2015 and the Supreme Court of Appeal (“SCA”) in 2016.

After certain separated issues in the ongoing litigation were heard by the Court, the High Court on 9 October 2020 made an order in favour of both Sasol Oil and Total. A subsequent appeal by Transnet to the SCA of two of the High Court’s findings, namely (i) that the High Court erred in finding that Transnet’s termination of the Variation Agreement was invalid and ineffectual and (ii) that the High Court erred in not finding that Sasol’s and Total’s claims did not disclose a cause of action was dismissed by the SCA in March 2021.

34	Contingent liabilities continued
34.1	Litigation continued

Thereafter, in April 2021, Transnet approached the Constitutional Court with an application for leave to appeal, which both. Sasol Oil and Total opposed. The Constitutional Court handed down judgement on 21 June 2022:

●	The Constitutional Court did not grant Transnet leave to appeal on the cause of action issue as it did not engage the Court’s jurisdiction of general public importance. In the circumstances, Sasol and Total’s contractual damages claims following Transnet’s breach of the Variation Agreement remain intact at least until the Variation Agreement was validly terminated, which the Court held was 13 September 2020 (see below);
●	The Constitutional Court granted Transnet leave to appeal in respect of the termination issue, allowed Transnet’s appeal and declared that the Variation Agreement was terminable, was terminated validly and came to an end on 13 September 2020. The Constitutional Court set aside the High Court’s order in so far as it related to the termination issue.

Sasol Oil resumed with the next steps in the legal proceedings to deal with the quantum of its contractual damages claim in the High Court and has amended the amount of its claim to R1 975 million for the period up to and including the termination of the Variation Agreement on 13 September 2020. The matter has been set down for trial from 2 October to 13 October 2023.

After the High Court judgement mentioned above, Sasol Oil and Total proceeded to apply their own calculation of the corrected crude oil tariff in line with the High Court judgement and made payment for crude oil conveyance from December 2020 in accordance with this calculation. The calculation has been adjusted for each tariff year. These payments are at the reduced tariff and therefore constitute a shortfall to Transnet in respect of the tariff invoiced by Transnet over this period. In July 2022, Transnet instituted legal proceedings against Sasol Oil for payment of the aggregate shortfall in the tariff in the amount of R815,6 million. Sasol Oil is defending these proceedings. Sasol Oil has also delivered its plea and pleads its defence that the tariffs charged by Transnet are unlawful as they do not comply with the Petroleum Pipelines Act 60 of 2003, that Transnet is not obliged to charge the maximum tariff set by NERSA.

Pursuant to Transnet’s persistent threats to not accept crude oil orders from Sasol Oil unless Sasol Oil makes payment of the full NERSA tariff on a pre-payment basis, Sasol Oil agreed with Transnet to make payment of Transnet’s invoices in full in respect of crude oil conveyance from 1 June 2023, but under protest so as to not compromise the legal proceedings. The Transnet claim is set down for trial from 13 to 22 November 2023.

In June 2023 Sasol Oil also launched a legal review application against the 2023/4 Transnet Tariff approval by NERSA to set the NERSA decision aside in which NERSA persisted with a single tariff and did not differentiate between the tariffs for crude oil and white product conveyance respectively.

An amount of R1 042 million (which includes interest) has been included in trade payables at 30 June 2023.

Other litigation and tax matters

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business.

A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the Company does not believe that the outcome of any of these cases would have a material effect on the Group’s financial results.

34	Contingent liabilities continued

34.2Competition matters

Sasol continuously evaluates its compliance programmes and controls in general, including its competition law compliance programmes and controls. As a consequence of these compliance programmes and controls, including monitoring and review activities, Sasol has adopted appropriate remedial and/or mitigating steps, where necessary or advisable, lodged leniency applications and made disclosures on material findings as and when appropriate. These ongoing compliance activities have already revealed, and may still reveal, competition law contraventions or potential contraventions in respect of which we have taken, or will take, appropriate remedial and/or mitigating steps including lodging leniency applications.

34.3Environmental orders

Sasol’s environmental obligation accrued at 30 June 2023 was R17 293 million compared to R17 207 million at 30 June 2022.

Although Sasol has provided for known environmental obligations that are probable and reasonably estimable, the amount of additional future costs relating to remediation and rehabilitation may be material to results of operations in the period in which they are recognised. It is not expected that these environmental obligations will have a material effect on the financial position of the Group.